Northwestern Mutual Series Fund, Inc.

Prospectus Supplement Dated December 30, 2013

The following information supplements the Statutory Prospectus for the Northwestern Mutual Series Fund, Inc. (the “Fund”), dated May 1, 2013, as supplemented June 3, 2013, June 7, 2013, August 1, 2013, August 23, 2013 and October 1, 2013 (collectively, the “Prospectus”). You should read this Supplement together with the Prospectus.

Adjustment to Advisory Fee Waiver for the Focused Appreciation Portfolio

Effective November 21, 2013, the Prospectus is hereby amended by replacing the second paragraph under the “Advisory Fee Waiver Agreements” portion of the “Advisory Fees” sub-section of the Prospectus section titled, “THE INVESTMENT ADVISER AND SUB-ADVISERS,” with the following language:

“With respect to the Focused Appreciation Portfolio, Mason Street Advisors has agreed to waive a portion of its management fee such that the management fee for the Portfolio will be 0.66% on the first $100 million of the Portfolio’s assets, 0.61% on the next $400 million and 0.60% on assets in excess of $500 million. Mason Street Advisors may terminate this fee waiver agreement at any time after April 30, 2014.”

Adjustment to Advisory Fee Waiver for the Money Market Portfolio

Effective January 1, 2014, the Prospectus is hereby amended by replacing the tenth paragraph under the “Advisory Fee Waiver Agreements” portion of the “Advisory Fees” sub-section of the Prospectus section titled, “THE INVESTMENT ADVISER AND SUB-ADVISERS,” with the following language:

“Effective January 1, 2014, with respect to the Money Market Portfolio, Mason Street Advisors has voluntarily agreed to waive its entire management fee on a temporary basis. This voluntary waiver will be reviewed periodically by Mason Street Advisors in light of market and economic developments and may be revised or discontinued at any time without advance notice.”

Please retain this Supplement for future reference.